IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEVADA

IN RE:	§	
	§	
CLAREMONT TECHNOLOGIES CORP	§	CASE NO. 05-12235-LBR
	§	
DEBTOR.	§	

CLAREMONT TECHNOLOGIES CORP
PLAN OF REORGANIZATION

MATTHEW L. JOHNSON
Nevada Bar No. 6004
Lakes Business Park
8831 West Sahara Avenue
Las Vegas, NV 89117
(702) 822-2640
(702) 822-2650 (fax)

ATTORNEY FOR
CLAREMONT TECHNOLOGIESCORP.

INDEX TO PLAN

CLAREMONT TECHNOLOGIES CORP, debtor and debtor-in-possession, proposes the following plan of reorganization under chapter 11 of the United States Bankruptcy Code.

ARTICLE I

DEFINITIONS

The following capitalized terms shall have the meanings set forth below unless specifically noted otherwise in this plan of reorganization.

1.01"**Administrative Claim**" shall mean any Claim that is defined in §503(b) of the Bankruptcy Code as being an "administrative expense" within the meaning of such section.

1.02"**Allowed Amount**" shall mean, with respect to any Allowed Claim in a particular class under the Plan, the amount of such Claim.

1.03"**Allowed Claim**" shall mean (a) a Claim which has been scheduled by the Debtor as undisputed, and as to which Claim no objection has been made within the time allowed for the making of objections, (b) a Claim allowed by a Final Order, (c) a Claim as to which a timely and proper proof of claim or application for payment has been filed, and as to which proof of claim or application for payment no objection has been made within the time allowed for the making of objections or (d) a Claim allowed under the Plan, notwithstanding any objection filed thereto, provided, however, that no contingent or unliquidated claim shall be an Allowed Claim until and to the extent such Claim is no longer contingent and unliquidated, subject to the right of the Debtor or any party-in-interest to object to such claim in accordance with the Plan. Interest accrued after the Filing Date shall not be part of any Allowed Claim against the Debtor, except as provided in the Plan.

1.04"**Bankruptcy Code**" shall mean the United States Bankruptcy Code, 11 U.S.C. §§101 et seq., as in effect and as amended from time to time.

1.05"**Bankruptcy Court**" shall mean the United States Bankruptcy Court for the District of Nevada.

1.06"**Bankruptcy Rules**" shall mean the rules of procedure in bankruptcy cases applicable to cases pending before the Bankruptcy Court and local rules applicable to cases pending in the Bankruptcy Court, as in effect and as amended from time to time.

1.07"**Bar Date**" shall mean ____________, or such other date established by the Bankruptcy

Court or the Plan as the final day to file proofs of claim.

1.08"**Claim**" shall mean (a) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured (including potential and unmatured tort and contract claims), disputed, undisputed, legal, equitable, secured, or unsecured, or (b) a right to an equitable remedy for breach of performance if such breach gives rise to a right of payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured (including potential and unmatured tort and contract claims), disputed, undisputed, secured or unsecured.

1.09"**Confirmation Date**" shall mean the date on which the Bankruptcy Court enters the Confirmation Order.

1.10"**Confirmation Hearing**" shall mean the Bankruptcy Court's hearing under §1128 of the Bankruptcy Code and Rule 3020(b) of the Bankruptcy Rules on confirmation of the Plan.

1.11"**Confirmation Order**" shall mean the order of the Bankruptcy Court confirming the Plan with such modifications as may be agreed upon prior to the Effective Date by the Debtor.

1.12"**Contested Claim**" shall mean that portion of a Claim that is not an Allowed Claim.

1.13"**Court**" shall mean the Bankruptcy Court or the District Court, as the context shall indicate.

1.14"**Creditor**" shall mean the owner or holder of a Claim.

1.15"**Debtor**" shall mean CLAREMONT TECHNOLOGIES CORP., a Nevada corporation.

1.16"**Disclosure Statement**" shall mean the Disclosure Statement in respect of the Plan which was approved by the Bankruptcy Court on _______________, 2005.

1.17"**Distribution Date**" shall mean the date or dates under the Plan on which the Debtor shall make cash distributions to the holders of Allowed Claims.

1.18"**Effective Date**" shall mean the twentieth day after the Confirmation Date, unless the Confirmation Order is stayed pending appeal, or if a stay of the Confirmation Order is in effect, then the third business day after the stay is vacated or terminated.

1.19"**Equity Holder**" shall mean those persons or entities owning legal or beneficial title to

shares of stock in the Debtor.

1.20"**Equity Interest**" shall mean the right, title and interest in the Debtor of each Equity Holder determined by the number of shares of stock owned by each Equity Holder bears to the total number of shares owned by all Equity Holders.

1.21"**Filing Date**" shall mean August 24, 2005.

1.22"**Final Order**" shall mean an order or judgment of a Court which (a) shall not have been reversed, stayed, modified or amended and the time to appeal from, or to seek review or rehearing of, shall have expired and as to which no appeal or petition for review, rehearing or certiorari is pending, or (b) if appealed from, shall have been affirmed and no further hearing, appeal or petition for certiorari can be taken or granted.

1.23"**Involuntary Gap Creditor Claims**" shall mean the unpaid claims of creditors which rendered services or advanced funds to the Debtor between March 25, 2005, and the date of entry of the order for relief.

1.24"**Lien**" shall have the meaning assigned to it in Section 101(33) of the Bankruptcy Code.

1.25"**Petioning Creditor Claims**" shall mean the unreimbursed out of pocket expenses of Robert Rosner, John Morita, Dwayne Yaretz and/or Marcella Kam related to commencement of the case and incurred between March 25, 2005 and the entry of the order for relief.

1.26"**Plan**" shall mean the plan of reorganization proposed by the Debtor and filed in this chapter 11 case, as the same may be further amended, modified or supplemented from time to time as provided therein.

1.27"**Pro-Rata**" shall mean with respect to any Allowed Claim, the ratio that the amount of such Allowed Claim bears to the aggregate amount of all Allowed Claims in any one class, or with respect to Allowed Secured Claims in more than one class, the ratio that such Allowed Secured Claim bears to the outstanding aggregate amount of interest on all Allowed Secured Claims having an interest in the same collateral.

1.28"**Reorganization Case**" shall mean the reorganization case of the Debtor under Chapter 11 of the Bankruptcy Code.

1.29"**Tax Claim**" shall mean a Claim of any person or entity for the payment of taxes (a) accorded priority pursuant to Section 507(a)(1) and (7) of the Bankruptcy Code, or (b) those secured by valid Liens on assets of the Debtors as of the Confirmation Date.

1.30"Unsecured Claim" shall mean a Claim held by a Creditor of the Debtor, including Deficiency Claims and Claims arising out of the rejection of executory contracts, other than Secured Claims, Administrative Claims and Tax Claims.

1.31"Unsecured Creditor" shall mean the owner or holder of an Unsecured Claim.

1.32"Wataire" shall mean Wataire Industries, Inc., a Nevada Corporation.

ARTICLE II

CLASSIFICATION OF CLAIMS

Claims and Equity Interests in the Debtor are classified as follows:

Class 1 Administrative Claims (other than claims of Petitioning Creditors and Gap Creditors)

Class 2 Administrative Claims of Petitioning Creditors

Class 3 Administrative Claims of Involuntary Gap Creditors

Class 4 Priority Tax Claims.

Class 5 Unsecured Claims.

Class 6 Equity Interests.

ARTICLE III

IDENTIFICATION OF IMPAIRED CLASSES OF CLAIMS AND INTERESTS, SUMMARY OF THE PLAN AND TREATMENT OF CLAIMS AND INTERESTS

3.01 Impaired Classes. Classes 1 and 4 are not impaired under the Plan. All other classes of Claims and Equity Interests are impaired under the Plan. If a controversy arises as to whether any class of Claims or Equity Interests is impaired or unimpaired, the Bankruptcy Court shall resolve such controversy, after notice and hearing.

3.02 Treatment of Claims and Interests. No interest shall accrue or be payable on any Allowed Claim after the Petition Date, and no interest shall be payable on any Allowed Claim prior to the Petition Date unless the holder of the Allowed Claim is

contractually entitled to such interest.

Class 1 - Administrative Claims. Each holder of an Administrative Claim shall receive the Allowed Amount of such holder's Claim on the Effective Date or such other treatment as may be agreed to in writing between the holder of such claim and the Debtor.

Class 2 – Petitioning Creditors Claims. The Claims of the Petitioning Creditors shall be allowed in the amount of $112,822.00 and in full satisfaction thereof the holders of such claims shall be given 10,000,000 shares of stock in the Reorganized Debtor.

Class 3 – Involuntary Gap Creditor Claims. The Claims of the Involuntary Gap Creditors shall be allowed in the amount of $________________________ and in full satisfaction thereof the holders of such claims shall be given 10,000,000 shares of stock in the Reorganized Debtor.

Class 4 - Priority Tax Claims. All allowed claims of taxing authorities shall be paid in full on the effective date.

Class 5 - Unsecured Claims. Each holder of an allowed unsecured claim shall, in full and final satisfaction of its claim, receive on the Effective Date the sum of $.10 for every dollar of claim. In addition, for every $1.00 of claim, holders of allowed claims shall be given 1 share of restricted stock in the reorganized Debtor. The shares issued shall have the restrictions lifted as follows: on the first anniversary of the Effective Date, one-third of the shares shall be freed of restrictions, on the second anniversary of the Effective Date, one-third of the shares shall be freed of restrictions, on the third anniversary of the Effective Date, the remaining shares shall be freed of restrictions.

Class 6 - Equity Holders. On the Effective Date, the existing shares of outstanding stock shall be cancelled and the reorganized Debtor shall distribute 50,000 shares to Equity holders pro-rata.

ARTICLE IV

MEANS FOR IMPLEMENTATION OF THE PLAN

4.01 Revesting of Assets. On the Effective Date, the estate's assets shall revest in the Debtor free and clear of all liens and claims except as provided in the Plan, and the Debtor shall be discharged from all claims as provided in Section 1141 of the Bankruptcy Code.

4.02 Purchase of Wataire Assets. On the Distribution Date Wataire shall sell substantially all of its assets to the Debtor for 45 million restricted shares of the Debtor. In addition, Wataire shall contribute sufficient funds to the Debtor to allow the Debtor to pay sums required to meet the plan obligations to classes 1, 4 and 5.

4.03 Avoidance Actions. Causes of action belonging to the Debtor on the Transfer Date shall be retained by the Debtor and litigated, settled, or discontinued as deemed appropriate by the Debtor.

4.04 Priority Distributions. Except as otherwise set forth in the Plan, any amount available for distributions under the Plan after the Effective Date (a "Distribution Amount") shall be made to the following persons in the amounts specified below and in the following order of priority:

(i) Available cash on the Distribution Date shall be applied first to the payment of Class 1 claims, second to the payment of Class 4 claims, third to the payment of Class 5 claims.

(ii) A portion of the Distribution Amount, which portion shall equal the product of the Distribution Amount multiplied by the Contested Claims Fraction as of the date of each distribution, shall be contributed to the Contested Claims Reserve.

4.05 Date of Distributions. Distributions shall be made on the Distribution Date, as otherwise provided for herein or as may be ordered by the Bankruptcy Court. Distributions and deliveries to be made on the Distribution Date shall be deemed to have been made on the Distribution Date if made on the Distribution Date or as soon as

practicable thereafter, but in no event later than ten (10) business days after the later of the Effective Date or the date any disputed Claim becomes and Allowed Claim.

4.06 Means of Cash Payment. Cash payments made pursuant to the Plan shall be in United States funds, by check drawn on, or by wire transfer from, a domestic bank.

4.07 Delivery of Distributions. Distributions and deliveries shall be made to holders as directed in writing (or at the last known addresses of such holders if no proof of claim or proof of interest is filed or if the Debtor has been notified of a change of address). If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until the Debtor is notified of such holder's then current address, at which time all undelivered distributions shall be made to such holder without interest. All claims for undeliverable distributions shall be made on or before the second anniversary of the Distribution Date. After such date, all unclaimed property shall revert to the Debtor.

4.08 Time Bar to Cash Payments. Checks issued by the Debtor in respect of Allowed Claims shall be null and void if not cashed within ninety days of the date of issuance thereof. Requests for reissuance of any check shall be made directly to the Debtor by the holder of the Allowed Claim with respect to which such check originally was issued. Any Allowed Claim in respect of such a voided check or an unclaimed distribution shall be made on or before the later of the second anniversary of the Effective Date or ninety days after the date of issuance of such void check, if any. After the second anniversary of the Effective Date, the holder of the Allowed Claim relating to such unclaimed funds or distributions shall have no further rights or claim to such funds or distributions.

ARTICLE V

THE COMMITTEE

No Committee has been appointed in this Case. If one is appointed subsequent to the entry of the Order for Relief, then such Committee shall terminate as of the Effective Date.

ARTICLE VI
PROCEDURES FOR RESOLVING AND TREATING CONTESTED AND CONTINGENT CLAIMS AND EQUITY INTERESTS

6.01 Objection Deadline. As soon as practicable, but in no event later than 10 days after the Effective Date, objections to Claims shall be filed with the Bankruptcy Court and served upon the holders of each of the Claims to which objections are made.

6.02 Prosecution of Objections. The Debtor shall litigate to judgment, settle, or withdraw objections to Contested Claims.

6.03 No Distributions Pending Allowance. Notwithstanding any other provision of the Plan, no payments or distributions shall be made with respect to that portion of a Contested Claim to which an objection has been interposed unless and until such objection has been determined by Final Order.

6.04 Time for Filing Administrative Claims. Administrative Claims, other than (a) those allowable under section 330 of the Bankruptcy Code, (b) a liability incurred in the ordinary course of business of the Debtor, or (c) a liability arising from a loan or advance, whether or not incurred in the ordinary course of business, must be filed within thirty (30) days after the Effective Date.

ARTICLE VII

CAUSES OF ACTION

Except as specifically provided elsewhere in the Plan, all rights and causes of action pursuant to (i) §502, §544, §545, §546, §550 and §553 of the Bankruptcy Code, (ii) §548 of the

Bankruptcy Code or applicable state law relating to fraudulent transfers, (iii) §549 of the Bankruptcy Code relating to post-petition transactions involving the Debtor, (iv) §547 of the Bankruptcy Code relating to preferences made by or on behalf of the Debtor, and (v) all claims and causes of action held against third parties by the Debtor or its estate, shall be retained by the Debtor. The Debtor shall determine whether to pursue any of the causes of action enumerated above.

ARTICLE VIII

EXECUTORY CONTRACTS AND LEASES

All executory contracts and unexpired leases, not expressly rejected in an order of the Bankruptcy Court on motion made by the Debtor or which are not the subject of a motion to reject on file with the Bankruptcy Court as of the Confirmation Date, shall be deemed assumed by the Debtor on the Confirmation Date. The Plan shall be deemed a motion to accept all such executory contracts and unexpired leases and the Confirmation Order shall be deemed an order approving such assumption.

If the rejection of an executory contract or unexpired lease by the Debtor results in damages to the other party to the executory contract or lease, a Claim for such damages must be evidenced by a proof of claim properly filed with the Bankruptcy Court within (i) thirty (30) days after the Confirmation Date, or (ii) thirty (30) days after entry of an order of the Bankruptcy Court requiring the assumption or rejection of an unexpired lease or executory contract if a motion to assume or reject the same is pending on the Confirmation Date. Absent the filing of such a proof of claim, any Claim arising from the rejection of an executory contract or unexpired lease by the Debtor shall be forever barred, and shall not be enforceable against the Debtor or its successors, including the Liquidating Trust, or the Debtor's assets.

ARTICLE IX

RETENTION OF JURISDICTION

The Bankruptcy Court shall retain exclusive jurisdiction over this chapter 11 case to supervise consummation of the Plan, and to determine the following proceedings:

i)all objections to the Allowance of Claims;

ii)all applications for the payment of fees and expenses made by attorneys or other professionals pursuant to §330 of §503 of the Bankruptcy Code, or for payment of any other fees or expenses authorized to be paid or reimbursed by the Debtor under the Bankruptcy Code, together with all objections thereto;

iii)modifications or amendments to the Plan;

iv)estimation of disputed, contingent or unliquidated Claims for purposes of distribution pursuant to the Plan;

v)all motions, applications, adversary proceedings or other litigated matters properly before the Bankruptcy Court;

vi)for entry of a final decree closing this chapter 11 case;

vii)resolution of any dispute concerning the meaning, interpretation, implementation or consummation of the Plan;

viii)correction or reconciliation of any defect, inconsistency or omission in the Plan not requiring a formal modification or amendment of the Plan under §1127 of the Bankruptcy Code;

ix)all pending applications for the assumption or rejection of unexpired leases or executory contracts to which the Debtor is a party, and all Claims arising therefrom;

x)such other matters as may arise in connection with the Plan or the consummation of the Plan.

Substantial consummation of the Plan shall be deemed to have occurred on the date of the first distribution to holders of Allowed Claims from the Debtor. Consummation of

the Plan within the meaning of Bankruptcy Rule 2015 and Local Bankruptcy Rule 2015 shall not be deemed to have occurred, nor shall this chapter 11 case be deemed to have been fully administered, until the decree closing this chapter 11 case becomes a Final Order. The retention of jurisdiction by the Bankruptcy Court shall be subject to the power of the Bankruptcy Court to abstain as to all or part of a proceeding under 28 U.S.C. §1334 and §305 of the Bankruptcy Code.

ARTICLE X

EFFECT OF CONFIRMATION

Upon entry of the Confirmation Order, and except as specifically provided in the Plan, all Claims against or Equity Interests in the Debtor which are neither filed with the Bankruptcy Court on or before the Bar Date nor scheduled by the Debtor as undisputed and noncontingent, shall be forever waived, discharged and terminated, and may not be asserted against the Debtor or its estate.

Upon entry of the Confirmation Order, all of Debtor's officers, directors, shareholders, employees and agents shall be deemed to be released from any and all claims, demands, actions or causes of action in any way owned or assertable by the Debtor, of whatever nature or character, known or unknown, fixed or contingent, which have been or could have been asserted against them arising out of any event, condition, or fact occurring or existing on or before the Confirmation Date, except as otherwise expressly provided for in the Plan.

ARTICLE XI

MISCELLANEOUS PROVISIONS

The Plan may be amended or modified in the manner provided for by §1127 of the Code or as otherwise permitted by law. After the Confirmation Date, the Debtor may, remedy any defect or omission in the Plan or reconcile any inconsistency in the Plan or the

Confirmation Order, so long as the rights of creditors and other parties-in-interest are not materially and adversely affected upon notice to all parties-in-interest and if no objection thereto is filed with the Bankruptcy Court. Should an objection be filed, the Debtor may file a motion under §1127 of the Bankruptcy Code to modify or amend the Plan to cure such defect or omission or to reconcile any such inconsistency. A creditor which has accepted or rejected the Plan shall be deemed to have accepted or rejected, as the case may be, the Plan as modified or amended after the Confirmation Date. The resolution of Contested Claims after the Confirmation Date shall be deemed not to materially or adversely affect the rights of creditors and other parties-in-interest and, therefore, shall not require redisclosure concerning, or resolicitation of acceptances of, the Plan.

Should any provision in the Plan be determined to be unenforceable for any reason, such determination shall in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

The headings used in the Plan are for convenience only and do not constitute a portion of the Plan, nor shall such headings in any manner affect the interpretation of the Plan.

The Debtor is and shall be deemed to the sole proponent of the Plan.

Dated: August 23, 2005
Las Vegas, NV

Respectfully submitted,

CLAREMONT TECHNOLOGIES CORP

____
President

____

MATTHEW L. JOHNSON
Nevada Bar No. 6004
Lakes Business Park
8831 West Sahara Avenue
Las Vegas, NV 89117
(702) 822-2640
(702) 822-2650 (fax)

ATTORNEY FOR
CLAREMONT TECHNOLOGIESCORP.